                                    [PHOTO]
                                                ANNUAL REPORT SEPTEMBER 30, 2000

Oppenheimer
INTERNATIONAL BOND FUND

                                                         [OPPENHEIMERFUNDS LOGO]
                                                         THE RIGHT WAY TO INVEST

Contents


 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

14  FINANCIAL
    STATEMENTS

38  INDEPENDENT
    AUDITORS' REPORT

39  Federal
    Income Tax
    Information

40  Officers and Trustees

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
THE EMERGING MARKETS OF RUSSIA, BRAZIL AND MEXICO benefited from rising oil prices and strong economic growth.

WEAKNESS IN THE EURO, HEIGHTENED BY A STRONG U.S. DOLLAR, held back European debt securities.

OUR SUCCESSFUL NAVIGATION OF CHANGING ECONOMIC AND MARKET CONDITIONS offset a difficult investment environment.


AVERAGE ANNUAL TOTAL RETURNS*

For the 1-Year Period
Ended 9/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
8.93%         3.75%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
7.94%         3.00%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
7.95%         6.96%




  *SEE NOTES ON PAGE 12 FOR FURTHER DETAILS.

[PHOTO][PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
International
Bond Fund

BRIDGET A. MACASKILL
President
Oppenheimer
International
Bond Fund


PRESIDENT'S LETTER

DEAR SHAREHOLDER,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

       We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

       In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

       Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have


                     1 OPPENHEIMER INTERNATIONAL BOND FUND

PRESIDENT'S LETTER


begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

       What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

       At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

       In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/JAMES C. SWAIN            /S/BRIDGET A. MACASKILL

James C. Swain               Bridget A. Macaskill

October 20, 2000



THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.


                     2 OPPENHEIMER INTERNATIONAL BOND FUND

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Art Steinmetz
Ruggero de'Rossi


AN INTERVIEW WITH YOUR FUND'S MANAGERS


Q. HOW DID OPPENHEIMER INTERNATIONAL BOND FUND PERFORM DURING THE 12 MONTHS THAT ENDED SEPTEMBER 30, 2000?(1)

A. In what has been a challenging environment for fixed income markets, the Fund performed exceptionally well. Stronger-than-expected growth in the developed markets of Europe fueled inflation fears during the period, prompting the European Central Bank to raise interest rates. As a result, bond yields on new issues reflected those increases, eroding the value of existing lower yielding securities.

       Furthermore, a strong U.S. dollar, combined with weakness in the euro, the currency of the European Monetary Union, contributed to massive capital flows into U.S. markets--mostly at the expense of European markets. However, by maintaining a higher-than-usual exposure to emerging markets and emerging market currencies, which were largely unaffected by these developments, the Fund enjoyed positive returns during its fiscal year ended September 30, 2000. The Fund's Class A shares generated an 8.93% average annual total return, without sales charge, for the period ended September 30, 2000, outperforming its benchmarks for the same one-year period. The Salomon Brothers Non-US Dollar World Government Bond Index produced a -7.86% return and the Lipper International Income Index produced a -3.24% return.(2)


1. Investing in foreign bonds entails higher expenses and risks, such as foreign currency fluctuations. Investing in junk bonds carries greater risk of volatility and default.
2. The Salomon Brothers Non-US Dollar World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the Index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is comprised of only government bonds and does not reflect the performance of corporate bonds. Lipper International Income Index includes funds that state in their prospectuses that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Additionally, the Index's returns do not consider sales charge. It is an unmanaged index and cannot be purchased directly by investors.


                     3 OPPENHEIMER INTERNATIONAL BOND FUND

"By maintaining a
higher-than-usual
exposure to the core
emerging markets
and their currencies,
the Fund enjoyed
strong returns."

AN INTERVIEW WITH YOUR FUND'S MANAGERS

WHY DID EMERGING MARKETS PERFORM SO POSITIVELY?
Throughout the fiscal year, the core emerging-market economies of Russia, Brazil and Mexico all benefited from rising oil prices, reduced budget deficits, and increased treasury reserves. Russia, in particular, rebounded dramatically from default with a successful restructuring of its debt. As a major component of the Fund, Russian bonds exhibited impressive returns during the period, which contributed notably to overall performance. Robust growth in Brazil and, to a greater extent, Mexico, also boosted the performance of the Fund. In fact, the recent election of Vicente Fox Quesada as Mexico's president, in our view, bodes extremely well for the Mexican economy and the Mexican government's efforts to contain inflation.

       In addition, as capital flows into the United States showed few signs of waning, the value of dollar-denominated assets in general moved higher. Because the currencies of emerging markets are closely tied to movements in the U.S. dollar, their higher yielding securities reaped the rewards.

WHAT OTHER STRATEGIES DID YOU EMPLOY IN THIS ENVIRONMENT?
Apart from emerging markets, the international fixed income landscape proved increasingly difficult. Thus, we created opportunities through our navigation of changing economic and market conditions. For example, in response to the sagging euro, we maintained a lower-than-usual exposure to Europe. Similarly, we reduced our exposure in Japan, but for different reasons. While the relationship between the Japanese yen and the U.S. dollar has remained relatively stable, a stagnant Japanese economy has kept bond yields unattractively low.


                     4 OPPENHEIMER INTERNATIONAL BOND FUND

AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/00(3)

Class A        Since
1-Year  5-Year Inception
------------------------------
3.75%   5.84%  6.51%

Class B        Since
1-Year  5-Year Inception
------------------------------
3.00%   5.75%  6.51%

Class C        Since
1-Year  5-Year Inception
------------------------------
6.96%   6.05%  6.64%


       Another strategy that worked to our advantage throughout the period was the Fund's emphasis on sovereign or government debt versus corporate securities. This was done for several reasons. First, we believed that, as the U.S. Federal Reserve's policy of monetary tightening produced visible signs of economic slowdown, sovereign debt would become more attractive to international fixed income investors. Second, with spreads, or differences in yield, between corporate and sovereign bonds nearing all-time highs this spring, we anticipated that improving economic conditions in emerging markets would bring interest rates down, pushing government bond prices higher. Finally, because sovereign debt is more liquid, or more easily traded, than corporate debt, it typically performs better during a rally. Concerned over the run-up in the Nasdaq--and the likelihood of a consequent decline in most markets--we began to reposition the Fund for greater liquidity in early March. What resulted was a more flexible and more agile portfolio, which helped to cushion the Fund from volatility when the Nasdaq experienced major setbacks shortly thereafter.

WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL BOND MARKETS?
We remain optimistic, particularly with respect to the attractiveness of emerging-market debt. However, because there appear to be fewer opportunities for price appreciation on the horizon, we've begun to reduce our exposure in terms of risk. In other words, while we continue to have a substantial allocation in emerging-market debt, we are investing this portion of the portfolio in higher quality, less-aggressive securities.


3. See page 12 for further details.

                     5 OPPENHEIMER INTERNATIONAL BOND FUND

REGIONAL ALLOCATION
Percentage of invested
assets(4)

[PIE CHART]

- Latin America   33.2%

- Europe          20.6

- United States/
  Canada          14.6

- Asia            11.8

- Middle East/
  Africa          10.6

- Emerging
  Europe           9.2


STANDARDIZED YIELDS(5)

For the 30 days Ended 9/30/00

Class A           11.14%
Class B           10.94
Class C           10.93


       As for the developed markets, the jury is still out on the euro. This has convinced us to maintain a cautious view. Although we've positioned a portion of the Fund to take advantage of a rebound in the euro, capital flows still favor the U.S. dollar. We will continue to monitor the situation closely, and are prepared to adjust our asset allocation, should we see a bottoming out of the euro.

       Of course, no one can truly predict what the economy or the markets will serve up. So our focus is on in-depth, painstaking research. By analyzing the overall risks of each economy, as well as the changing relationships among them, we are confident in our ability to capitalize on this wealth of investment opportunity. In fact, uncovering fixed income opportunities the world over is an important reason why Oppenheimer International Bond Fund is part of The Right Way to Invest.


TOP TEN COUNTRY HOLDINGS(4)
-------------------------------------------------------------
United States                                           12.7%
-------------------------------------------------------------
Brazil                                                   9.7
-------------------------------------------------------------
Mexico                                                   9.0
-------------------------------------------------------------
Russia                                                   7.7
-------------------------------------------------------------
Argentina                                                6.4
-------------------------------------------------------------
Japan                                                    6.3
-------------------------------------------------------------
Turkey                                                   5.2
-------------------------------------------------------------
Great Britain                                            5.0
-------------------------------------------------------------
Venezuela                                                3.8
-------------------------------------------------------------
The Netherlands                                          3.5




4. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on total market value of investments.
5. Standardized yield is based on net investment income for the 30-day period ended September 30, 2000. Falling share prices will tend to artificially raise yields.


                     6 OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED?

Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 2000, Oppenheimer International Bond Fund delivered strong performance, which, to a great extent, reflected the ongoing recovery of emerging markets. Reduction of budget deficits, growth in treasury reserves and rising oil prices proved advantageous for the core markets of Russia, Brazil and Mexico. European markets were stymied by weakness in the euro, as many currencies fell against a strong U.S. dollar. The Manager emphasized emerging-market debt throughout the period, maintaining a smaller position in European bonds. A widening of yield spreads between corporate securities and sovereign debt also worked to the benefit of the Fund, which was primarily invested in typically more-liquid sovereign issues. Investments in Japanese markets were reduced, as economic stagnation continued to depress bond yields. The Fund's portfolio holdings, allocations and strategies are subject to change.


                     7 OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE Continued

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception date of June 15, 1995 until September 30, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

       The performance of each class of the Fund's shares is compared to two indices because the Fund invests in debt securities issued by governments in both developed countries and emerging market countries and in debt securities issued by companies located in those countries. In the Manager's view, no single index adequately combines both types of investments.

       Performance is compared to the Salomon Brothers Non-US Dollar World Government Bond Index, a subset of the Salomon Brothers World Government Bond Index. The Salomon Brothers Non-US Dollar World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the Index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is composed of only government bonds and does not reflect the performance of corporate bonds.


                     8 OPPENHEIMER INTERNATIONAL BOND FUND

       Performance is also compared to the Salomon Brothers Brady Bond Index, which provides a total return benchmark for emerging market country bonds. It is designed to allow direct comparison of the developing country debt market with other markets. A Brady Bond is a bond that is exchanged for debt or new money under the debt-restructuring program initiated in 1990 by the U.S. Department of the Treasury.

       Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.

                     9 OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE

   [THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS]

                                 CLASS A SHARES
                        COMPARISON OF CHANGE IN VALUE OF
                      $10,000 HYPOTHETICAL INVESTMENTS IN:

          Oppenheimer International     Salomon Brothers Non-US Dollar        Salomon Brothers
             Bond Fund (Class A)         World Government Bond Index          Brady Bond Index
06/15/95          $9525                          $10000                             $10000
06/30/95           9570                           10050                              10225
09/30/95           10014                          9806                               10898
12/31/95           10473                          10009                              11913
03/31/96           10860                          9840                               12444
06/30/96           11362                          9879                               13584
09/30/96           11898                          10201                              14997
12/31/96           12492                          10418                              16032
03/31/97           12584                          9815                               16227
06/30/97           12934                          10092                              17889
09/30/97           13246                          10114                              19130
12/31/97           12799                          9974                               18734
03/31/98           12978                          10015                              19758
06/30/98           12850                          10182                              18892
09/30/98           11591                          11160                              16045
12/31/98           12242                          11748                              17430
03/31/99           12216                          11179                              18382
06/30/99           12635                          10678                              18564
09/30/99           12818                          11331                              18865
12/31/99           13589                          11152                              21079
03/31/00           14150                          11023                              22267
06/30/00           13986                          10935                              22275
09/30/00           13962                          10441                              23610

AVERAGE ANNUAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/00(1)
1-Year 3.75%    5-Year 5.84%    Life 6.51%



   [THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS]

                                 CLASS B SHARES
                        COMPARISON OF CHANGE IN VALUE OF
                      $10,000 HYPOTHETICAL INVESTMENTS IN:

                Oppenheimer International   Salomon Brothers Non-US Dollar           Salomon Brothers Brady
                   Bond Fund (Class B)       World Government Bond Index                  Bond Index
06/15/95               $10000                       $10000                                 $10000
06/30/95                10045                        10050                                  10225
09/30/95                10492                        9806                                   10898
12/31/95                10929                        10009                                  11913
03/31/96                11312                        9840                                   12444
06/30/96                11837                        9879                                   13584
09/30/96                12350                        10201                                  14997
12/31/96                12943                        10418                                  16032
03/31/97                13014                        9815                                   16227
06/30/97                13352                        10092                                  17889
09/30/97                13649                        10114                                  19130
12/31/97                13165                        9974                                   18734
03/31/98                13324                        10015                                  19758
06/30/98                13168                        10182                                  18892
09/30/98                11852                        11160                                  16045
12/31/98                12496                        11748                                  17430
03/31/99                12447                        11179                                  18382
06/30/99                12851                        10678                                  18564
09/30/99                13013                        11331                                  18865
12/31/99                13773                        11152                                  21079
03/31/00                14318                        11023                                  22267
06/30/00                14094                        10935                                  22275
09/30/00                13963                        10441                                  23610

AVERAGE ANNUAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/00(1)
1-Year 3.00%    5-Year 5.75%    Life 6.51%





                     10 OPPENHEIMER INTERNATIONAL BOND FUND

   [THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS]

                                 CLASS C SHARES
                        COMPARISON OF CHANGE IN VALUE OF
                      $10,000 HYPOTHETICAL INVESTMENTS IN:

                Oppenheimer International        Salomon Brothers Non-US Dollar         Salomon Brothers Brady
                   Bond Fund (Class C)             World Government Bond Index                Bond Index
06/15/95                $10000                              $10000                              $10000
06/30/95                 10045                               10050                               10225
09/30/95                 10473                               9806                                10898
12/31/95                 10929                               10009                               11913
03/31/96                 11311                               9840                                12444
06/30/96                 11814                               9879                                13584
09/30/96                 12350                               10201                               14997
12/31/96                 12943                               10418                               16032
03/31/97                 12990                               9815                                16227
06/30/97                 13352                               10092                               17889
09/30/97                 13649                               10114                               19130
12/31/97                 13165                               9974                                18734
03/31/98                 13324                               10015                               19758
06/30/98                 13169                               10182                               18892
09/30/98                 11853                               11160                               16045
12/31/98                 12497                               11748                               17430
03/31/99                 12448                               11179                               18382
06/30/99                 12852                               10678                               18564
09/30/99                 13014                               11331                               18865
12/31/99                 13774                               11152                               21079
03/31/00                 14319                               11023                               22267
06/30/00                 14097                               10935                               22275
09/30/00                 14048                               10441                               23610


AVERAGE ANNUAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/00(1)
1-Year 6.96%    5-Year 6.05%    Life 6.64%








THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON 5/31/95.

1. See page 12 for further details.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



                     11 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S RETURNS MAY HAVE CHANGED SUBSTANTIALLY FROM THE RETURNS SHOWN IN THIS REPORT. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 6/15/95. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                     12 OPPENHEIMER INTERNATIONAL BOND FUND

                                                                      FINANCIALS


                    13 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  September 30, 2000

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
==================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--62.6%
----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--6.3%
Argentina (Republic of) Bonds:
9.75%, Series WW, 12/4/05                                                                   $      285,000          $      259,350
11.75%, 6/15/15                                                                                  3,945,000               3,619,537
Bonos de Consolidacion de Deudas, Series PRE3, 2.696%, 9/1/02(1) [ARP]                           3,084,239               2,828,868
----------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 6%, 3/31/23(1)                                                  705,000                 479,400
----------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09                                         510,000                 481,950
----------------------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
Series BPR01, 2.693%, 4/1/07(1) [ARP]                                                            3,913,350               2,765,835
----------------------------------------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                                      4,410,000               3,872,098
                                                                                                                    --------------
                                                                                                                        14,307,038

----------------------------------------------------------------------------------------------------------------------------------
BELGIUM--2.2%
Belgium (Kingdom of) Bonds, Series 35, 5.75%, 9/28/10 [EUR]                                      5,620,000               5,018,670
----------------------------------------------------------------------------------------------------------------------------------
BRAZIL--6.6%
Brazil (Federal Republic of) Bonds:
10.125%, 5/15/27                                                                                 3,310,000               2,573,525
12.25%, 3/6/30                                                                                     315,000                 286,650
12.75%, 1/15/20                                                                                 10,510,000              10,089,600
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Gtd. Disc. Bonds, 7.375%, 4/15/24(1)                                  460,000                 366,275
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsec. Unsub. Bonds, 11%, 8/17/40                                   1,979,000               1,581,221
                                                                                                                    --------------
                                                                                                                        14,897,271

----------------------------------------------------------------------------------------------------------------------------------
BULGARIA--1.0%
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 3%, 7/28/12(1)                                                                        1,885,000               1,373,694
----------------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds, 7.75%, 7/28/11(1)                                 1,165,000                 891,225
                                                                                                                    --------------
                                                                                                                         2,264,919

----------------------------------------------------------------------------------------------------------------------------------
CANADA--1.9%
Canada (Government of) Bonds, 7%, 12/1/06 [CAD]                                                  5,990,000               4,235,479
----------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.6%
Colombia (Republic of) Bonds, 9.75%, 4/23/09                                                     1,780,000               1,432,900
----------------------------------------------------------------------------------------------------------------------------------
ECUADOR--0.6%
Ecuador (Republic of) Bonds, 4%, 8/15/30(1,2)                                                    1,847,000                 729,565
----------------------------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Unsec. Bonds:
4%, 8/15/30(1)                                                                                     806,000                 318,370
12%, 11/15/12(2)                                                                                   114,000                  80,085
12%, 11/15/12                                                                                      435,000                 305,587
                                                                                                                    --------------
                                                                                                                         1,433,607

----------------------------------------------------------------------------------------------------------------------------------
FRANCE--3.3%
France (Government of) Bonds, Obligations Assimilables du Tresor,
5.50%, 4/25/07 [EUR]                                                                             8,470,000               7,580,095


                    14   OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
GERMANY--1.5%
Germany (Republic of) Bonds, 7.50%, 9/9/04 [EUR]                                                 3,690,000          $    3,516,613
----------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--5.0%
United Kingdom Treasury Bonds, 8.50%, 12/7/05 [GBP]                                              6,750,000              11,259,295
----------------------------------------------------------------------------------------------------------------------------------
GREECE--0.5%
Hellenic (Republic of) Bonds, 8.60%, 3/26/08 [GRD]                                             362,000,000               1,085,110
----------------------------------------------------------------------------------------------------------------------------------
INDONESIA--0.1%
Perusahaan Listr Nts., 17%, 8/21/01 [IDR]                                                    2,000,000,000                 229,345
----------------------------------------------------------------------------------------------------------------------------------
IVORY COAST--0.5%
Ivory Coast (Government of) Past Due Interest Bonds,
Series F, 1.90%, 3/29/18(3) [FRF]                                                               41,994,750               1,031,092
----------------------------------------------------------------------------------------------------------------------------------
JAPAN--2.4%
Japan (Government of) Bonds, Series 187, 3.30%, 6/20/06 [JPY]                                  537,400,000               5,476,944
----------------------------------------------------------------------------------------------------------------------------------
MEXICO--3.9%
United Mexican States Bonds:
10.375%, 2/17/09                                                                                   215,000                 234,458
11.375%, 9/15/16                                                                                 2,335,000               2,720,275
11.50%, 5/15/26(4)                                                                               4,780,000               5,814,870
                                                                                                                    --------------
                                                                                                                         8,769,603

----------------------------------------------------------------------------------------------------------------------------------
NORWAY--1.6%
Norway (Government of) Bonds:
5.50%, 5/15/09 [NOK]                                                                            21,270,000               2,220,752
9.50%, 10/31/02 [NOK]                                                                           12,255,000               1,408,358
                                                                                                                    --------------
                                                                                                                         3,629,110

----------------------------------------------------------------------------------------------------------------------------------
PANAMA--0.8%
Panama (Republic of) Bonds, 8.875%, 9/30/27                                                        222,000                 185,925
----------------------------------------------------------------------------------------------------------------------------------
Panama (Republic of) Interest Reduction Bonds, 4.50%, 7/17/14(1)                                 2,140,000               1,712,000
                                                                                                                    --------------
                                                                                                                         1,897,925

----------------------------------------------------------------------------------------------------------------------------------
PERU--2.1%
Peru (Republic of) Sr. Nts., Zero Coupon, 6.12%, 2/28/16(5)                                     10,538,933               4,710,903
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES--0.6%
Philippines (Republic of) Nts., 10.625%, 3/16/25                                                 1,520,000               1,295,800
----------------------------------------------------------------------------------------------------------------------------------
RUSSIA--7.1%
Russian Federation Bonds, 8.25%, 3/31/30(6)                                                      2,444,160               1,619,256
----------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsec. Unsub. Nts.:
8.75%, 7/24/05                                                                                   1,511,000               1,201,245
12.75%, 6/24/28                                                                                    350,000                 304,938
----------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Bonds, 2.50%, 3/31/30(1,7)                                            33,336,000              12,907,283
                                                                                                                    --------------
                                                                                                                        16,032,722

----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--3.4%
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]                                58,005,000               7,770,809
----------------------------------------------------------------------------------------------------------------------------------
SPAIN--2.7%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
4.95%, 7/30/05 [EUR]                                                                             7,130,000               6,180,538

                    15   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%
Sweden (Kingdom of) Debs., Series 1038, 6.50%, 10/25/06 [SEK]                                    9,300,000          $    1,029,710
----------------------------------------------------------------------------------------------------------------------------------
THE NETHERLANDS--3.5%
Netherlands (Government of) Bonds, 6.75%, 11/15/05 [EUR]                                         8,350,000               7,844,167
----------------------------------------------------------------------------------------------------------------------------------
TURKEY--0.3%
Turkey (Republic of) Bonds, 11.75%, 6/15/10                                                        718,000                 719,616
----------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--3.7%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27(4)                                                 1,810,000               1,229,895
----------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Collateralized Par Bonds:
Series W-A, 6.75%, 3/31/20                                                                       3,250,000               2,413,125
Series W-B, 6.75%, 3/31/20                                                                         375,000                 278,438
----------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series DL, 7.875%, 12/18/07(1)                              5,215,714               4,482,228
                                                                                                                    --------------
                                                                                                                         8,403,686
                                                                                                                    --------------
Total Foreign Government Obligations (Cost $145,898,454)                                                               142,052,967

==================================================================================================================================
LOAN PARTICIPATIONS--3.0%

Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
Tranche 1, 1.312%, 9/4/06(1,6) [JPY]                                                            52,565,039                 383,074
----------------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Trust III Nts., Tranche 3, 2.387%, 3/4/10(1,6,7) [JPY]                   314,532,000               1,993,841
----------------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(6) [JPY]                             95,366,666                 858,265
----------------------------------------------------------------------------------------------------------------------------------
ING Barings LLC, Bank Mandiri Linked Nts., Series 5C, 8.344%, 6/1/05(1,6)                          250,000                 189,062
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Bank Mandiri Loan:
Series 3C, 8.344%, 6/1/03(1,6)                                                                     250,000                 182,500
Series 4C, 8.344%, 6/1/04(1,6)                                                                     250,000                 175,000
Series 5 yr., 8.344%, 6/1/05(1,6)                                                                  250,000                 170,000
----------------------------------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Gtd. Nts.:
Series 3 yr., 10.094%, 8/25/01(1,6)                                                              1,670,000               1,544,750
Series 4 yr., 10.344%, 8/25/02(1,6)                                                                890,000                 764,287
----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc., Bank Umum Loan,
Series C, 10.094%, 8/25/01(1,6)                                                                    500,000                 462,500
                                                                                                                    --------------
Total Loan Participations (Cost $6,539,357)                                                                              6,723,279

==================================================================================================================================
CORPORATE BONDS AND NOTES--11.4%
Bakrie Investindo:
Zero Coupon Promissory Nts., 3/16/1999(3,6,8) [IDR]                                          5,990,000,000                 102,393
Zero Coupon Promissory Nts., 7/10/1998(3,6,8) [IDR]                                          2,000,000,000                  34,188
----------------------------------------------------------------------------------------------------------------------------------
Development Bank of Japan Gtd. Unsec. Bonds,
2.875%, 12/20/06 [JPY]                                                                         860,000,000               8,607,561
----------------------------------------------------------------------------------------------------------------------------------
Empresa Electrica del Norte Grande SA, 7.75% Bonds, 3/15/06(6,9)                                 1,420,000                 315,950
----------------------------------------------------------------------------------------------------------------------------------
Hanvit Bank:
0%/12.75% Unsec. Sub. Nts., 3/1/10(2,10)                                                         3,400,000               3,459,500
0%/12.75% Unsec. Sub. Nts., 3/1/10(10)                                                             765,000                 778,387
----------------------------------------------------------------------------------------------------------------------------------
Mexican Williams Sr. Nts., 7.671%, 11/15/08(1)                                                     500,000                 470,000
----------------------------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(3,6,8)                               365,000                  10,038
----------------------------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos Bonds, 9.50%, 9/15/27                                                          855,000                 884,925
----------------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co., 1.50% Sr. Unsec. Unsub. Bonds, 12/7/05 [JPY]                             895,000,000               8,281,193


                    16   OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
==================================================================================================================================
CORPORATE BONDS AND NOTES Continued
PT Polysindo Eka Perkasa:
11% Nts., 6/18/03(3,6,8)                                                                    $      500,000          $       65,000
11% Nts., 7/2/03(3,6,8)                                                                          1,000,000                 130,000
20% Nts., 3/6/01(3,8) [IDR]                                                                  3,000,000,000                  44,444
24% Nts., 6/16/03(3,8) [IDR]                                                                 2,000,000,000                  29,630
24% Nts., 6/19/03(3,8) [IDR]                                                                 4,107,500,000                  60,852
----------------------------------------------------------------------------------------------------------------------------------
Reliance Industries Ltd.:
10.25% Unsec. Nts., Series B, 1/15/97(4,11)                                                      2,605,000               2,240,975
10.25% Unsec. Nts., Series B, 1/15/97(2)                                                           250,000                 215,065
----------------------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(6)                                          70,000                  74,683
                                                                                                                    --------------
Total Corporate Bonds and Notes (Cost $29,465,687)                                                                      25,804,784

                                                                                                    UNITS
==================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Mexico Value Rts., Exp. 6/30/03 (Cost $0)                                                          984,000                      --

                                                                                                PRINCIPAL
                                                                                                   AMOUNT
==================================================================================================================================
STRUCTURED INSTRUMENTS--12.6%
Citibank NA (Nassau Branch), Mexican Nuevo Peso Linked Nts.:
18.70%, 3/3/03 [MXN]                                                                            29,160,361               3,151,011
27.40%, 9/20/01 [MXN]                                                                           32,103,244               3,518,643
----------------------------------------------------------------------------------------------------------------------------------
Citibank NA, Brazilian Real Linked Nts.:
24.10%, 5/26/03 [BRR]                                                                            2,400,000               1,332,033
24.25%, 5/23/03 [BRR]                                                                            4,794,118               2,663,659
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch),
Russian Obligatzii Federal'nogo Zaima Linked Nts.:
Series 25030, Zero Coupon, 146.53%, 12/15/01(5,6) [RUR]                                          2,143,000                  53,085
Series 27001, 20.11%, 2/6/02(1,6) [RUR]                                                          1,378,970                  41,699
Series 27002, 20.11%, 5/22/02(1,6) [RUR]                                                           625,200                  18,453
Series 27003, 20.11%, 6/5/02(1,6) [RUR]                                                          1,185,010                  34,921
Series 27004, 20.11%, 9/18/02(1,6) [RUR]                                                           686,610                  19,937
Series 27005, 20.11%, 10/9/02(1,6) [RUR]                                                         1,395,980                  39,665
Series 27006, 20.11%, 1/22/03(1,6) [RUR]                                                         1,973,290                  54,911
Series 27007, 20.11%, 2/5/03(1,6) [RUR]                                                          2,144,860                  59,555
Series 27008, 20.11%, 5/21/03(1,6) [RUR]                                                           625,200                  17,051
Series 27009, 20.11%, 6/4/03(1,6) [RUR]                                                          2,949,470                  80,345
Series 27009, 20.11%, 6/4/03(1,6) [RUR]                                                          6,363,674                 173,351
Series 27010, 20.11%, 9/17/03(1,6) [RUR]                                                           625,200                  16,788
Series 27011, 20.11%, 10/8/03(1,6) [RUR]                                                         3,635,620                  95,229
Series 28001, 20.11%, 1/21/04(1,6) [RUR]                                                           625,200                  16,007
Series L, 20.11%, 2/6/02(1,6) [RUR]                                                                566,080                  17,118
Series L, 20.11%, 5/22/02(1,6) [RUR]                                                               566,080                  16,708
Series L, 20.11%, 6/5/02(1,6) [RUR]                                                                566,080                  16,682
Series L, 20.11%, 9/18/02(1,6) [RUR]                                                               566,080                  16,437
Series L, 20.11%, 10/9/02(1,6) [RUR]                                                               566,080                  16,085
Series L, 20.11%, 1/22/03(1,6) [RUR]                                                               566,080                  15,752
Series L, 20.11%, 2/5/03(1,6) [RUR]                                                                566,080                  15,718
Series L, 20.11%, 5/21/03(1,6) [RUR]                                                               566,080                  15,439
Series L, 20.11%, 6/4/03(1,6) [RUR]                                                                566,080                  15,420
Series L, 20.11%, 9/17/03(1,6) [RUR]                                                               566,080                  15,200


                    17   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
==================================================================================================================================
STRUCTURED INSTRUMENTS Continued
Credit Suisse First Boston Corp. (New York Branch),
Russian Obligatzii Federal'nogo Zaima Linked Nts.: Continued
Series L, 20.11%, 10/8/03(1,6) [RUR]                                                               566,080          $       14,827
Series L, 20.11%, 1/21/04(1,6) [RUR]                                                               566,080                  14,493
Series L, Zero Coupon, 53.77%, 12/15/01(5,6) [RUR]                                               1,940,000                  48,057
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Turkish Lira Linked Nts., 11%, 12/11/00                                        8,500,000               8,573,950
----------------------------------------------------------------------------------------------------------------------------------
ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts., 4/19/01                                 3,500                 264,495
----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc. Brazilian Real Linked Nts., 23.30%, 5/30/03 [BRR]                     4,760,000               2,689,258
----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc. Mexican Nuevo Peso Linked Nts.,
18.65%, 8/25/03 [MXN]                                                                           31,390,088               3,273,291
----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc. Turkish Lira Linked Nts., 11%, 1/16/01                                2,209,261               2,230,735
                                                                                                                    --------------
Total Structured Instruments (Cost $28,684,723)                                                                         28,656,008


                                                                 DATE             STRIKE         CONTRACTS
==================================================================================================================================
OPTIONS PURCHASED--0.1%
European Monetary Unit Call                                   12/5/00           EUR0.937         5,029,005                  22,766
----------------------------------------------------------------------------------------------------------------------------------
European Monetary Unit/
Japanese Yen Call(6)                                         10/24/00             $97.86         6,435,000                  28,333
----------------------------------------------------------------------------------------------------------------------------------
South Korean Won Call                                        11/28/00        KRW1,100.00         8,700,000                  52,200
----------------------------------------------------------------------------------------------------------------------------------
Thailand Baht Call(6)                                         12/6/00           THB38.00       649,040,000                  64,904
                                                                                                                    --------------
Total Options Purchased (Cost $543,758)                                                                                    168,203


                                                                                                PRINCIPAL
                                                                                                   AMOUNT
==================================================================================================================================
REPURCHASE AGREEMENTS--8.7%
Repurchase agreement with PaineWebber, Inc., 6.50%,
dated 9/29/00, to be repurchased at $19,837,740 on 10/2/00,
collateralized by U.S. Treasury Nts., 4.25%-5.50%,
7/31/01-11/15/03, with a value of $20,241,415 (Cost $19,827,000)                                19,827,000              19,827,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $230,958,979)                                                       98.4%            223,232,241
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                        1.6               3,630,364
                                                                                            --------------------------------------
NET ASSETS                                                                                           100.0%           $226,862,605
                                                                                            ======================================


                    18   OPPENHEIMER INTERNATIONAL BOND FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP     Argentine Peso                           JPY    Japanese Yen
BRR     Brazilian Real                           KRW    South Korean Won
CAD     Canadian Dollar                          MXN    Mexican Nuevo Peso
EUR     Euro                                     NOK    Norwegian Krone
FRF     French Franc                             RUR    Russian Ruble
GBP     British Pound Sterling                   SEK    Swedish Krona
GRD     Greek Drachma                            THB    Thai Baht
IDR     Indonesian Rupiah                        ZAR    South African Rand

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,484,215 or 1.98% of the Fund's net assets as of September 30, 2000.

3. Issuer is in default.

4. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                          PRINCIPAL/CONTRACTS           EXPIRATION       EXERCISE         PREMIUM     MARKET VALUE
                                          SUBJECT TO CALL/PUT                 DATE          PRICE        RECEIVED       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
European Monetary Unit Put                          4,594,035              12/5/00        EUR0.856       $ 47,778        $  37,359
European Monetary Unit/Japanese Yen Put            $6,435,000             10/24/00         $ 91.00         44,897           19,157
United Mexican States Bonds Call                        4,780             10/10/00          128.00%        35,850              110
United Mexican States Bonds Put                         4,780             10/10/00          124.50        169,690          157,023
Venezuela (Republic of) Bonds Call                        840             11/13/00           68.80          9,912            6,888
                                                                                                         -------------------------
                                                                                                         $308,127         $220,537
                                                                                                         =========================

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

7. When-issued security to be delivered and settled after September 30, 2000.

8. Non-income-producing security.

9. Securities with an aggregate market value of $315,950 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.


                    19   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHICAL DIVERSIFICATION                                      MARKET VALUE            PERCENT
--------------------------------------------------------------------------------------------------
United States                                                      $28,276,396               12.7%
Brazil                                                              21,582,220                9.7
Mexico                                                              20,067,473                9.0
Russia                                                              17,256,149                7.7
Argentina                                                           14,307,039                6.4
Japan                                                               14,084,505                6.3
Turkey                                                              11,524,301                5.2
Great Britain                                                       11,259,295                5.0
Venezuela                                                            8,403,686                3.8
The Netherlands                                                      7,844,167                3.5
South Africa                                                         7,770,809                3.5
France                                                               7,580,095                3.4
Spain                                                                6,180,538                2.8
Belgium                                                              5,018,670                2.2
Peru                                                                 4,710,903                2.1
Korea, Republic of (South)                                           4,237,888                1.9
Canada                                                               4,235,479                1.9
Indonesia                                                            4,193,989                1.9
Norway                                                               3,629,111                1.6
Germany                                                              3,516,613                1.6
Algeria                                                              3,235,179                1.4
India                                                                2,456,039                1.1
Bulgaria                                                             2,264,919                1.0
Panama                                                               1,897,925                0.9
Ecuador                                                              1,433,608                0.6
Colombia                                                             1,432,900                0.6
Philippines                                                          1,295,800                0.6
Greece                                                               1,085,110                0.5
Ivory Coast                                                          1,031,092                0.5
Sweden                                                               1,029,710                0.5
Chile                                                                  315,950                0.1
Switzerland                                                             74,683                0.0
                                                                ---------------------------------
Total                                                             $223,232,241              100.0%
                                                                =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    20   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES                           September 30, 2000

==========================================================================================================
 ASSETS

 Investments, at value (cost $230,958,979)--see accompanying statement                      $223,232,241
----------------------------------------------------------------------------------------------------------
 Cash                                                                                            351,989
----------------------------------------------------------------------------------------------------------
 Cash--foreign currencies (cost $937,567)                                                        937,567
----------------------------------------------------------------------------------------------------------
 Cash--collateral for futures                                                                    410,000
----------------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                           103,418
----------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                                    4,747,027
 Shares of beneficial interest sold                                                              277,576
 Other                                                                                             3,425
                                                                                            --------------
 Total assets                                                                                230,063,243

==========================================================================================================
 LIABILITIES

 Unrealized depreciation on foreign currency contracts                                           254,961
----------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $308,127)--see accompanying statement              220,537
----------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                                    795,117
 Shares of beneficial interest redeemed                                                          717,385
 Dividends                                                                                       687,702
 Closed foreign currency contracts                                                               249,618
 Distribution and service plan fees                                                              146,250
 Daily variation on futures contracts                                                             26,248
 Trustees' compensation                                                                            1,571
 Other                                                                                           101,249
                                                                                            --------------
 Total liabilities                                                                             3,200,638

==========================================================================================================
 NET ASSETS                                                                                 $226,862,605
                                                                                            ==============

==========================================================================================================
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                                            $286,287,868
----------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                          (565,330)
----------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions              (50,944,836)
----------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                                     (7,915,097)
                                                                                            --------------
 NET ASSETS                                                                                 $226,862,605
                                                                                            ==============


                    21  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

==========================================================================================================
 NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $100,928,119 and 24,106,571 shares of beneficial interest outstanding)                            $4.19
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                                   $4.40
----------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,271,661
 and 23,551,443 shares of beneficial interest outstanding)                                         $4.17
----------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,662,825
 and 6,631,791 shares of beneficial interest outstanding)                                          $4.17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    22  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2000

==========================================================================================================
INVESTMENT INCOME

 Interest (net of foreign withholding taxes of $151,591)                                     $29,787,397
----------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $72)                                                 410
                                                                                             -------------
 Total income                                                                                 29,787,807

==========================================================================================================
 EXPENSES

 Management fees                                                                               1,910,655
----------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                         277,421
 Class B                                                                                       1,152,536
 Class C                                                                                         307,355
----------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                   388,411
----------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                             185,088
----------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                     145,027
----------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                            2,773
----------------------------------------------------------------------------------------------------------
 Other                                                                                            90,651
                                                                                             -------------
 Total expenses                                                                                4,459,917
 Less expenses paid indirectly                                                                   (39,430)
                                                                                             -------------
 Net expenses                                                                                  4,420,487

==========================================================================================================
 NET INVESTMENT INCOME                                                                        25,367,320

==========================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                         7,287,599
 Closing of futures contracts                                                                    329,009
 Closing and expiration of option contracts written                                              118,557
 Foreign currency transactions                                                               (19,029,644)
                                                                                             -------------
 Net realized loss                                                                           (11,294,479)
----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                                   8,460,132
 Translation of assets and liabilities denominated in foreign currencies                      (1,785,490)
                                                                                             -------------
 Net change                                                                                    6,674,642
                                                                                             -------------
 Net realized and unrealized loss                                                             (4,619,837)

==========================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $20,747,483
                                                                                             =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    23  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED SEPTEMBER 30,                                                 2000              1999
================================================================================================
 OPERATIONS
------------------------------------------------------------------------------------------------
 Net investment income                                           $  25,367,320     $  33,032,068
------------------------------------------------------------------------------------------------
 Net realized loss                                                 (11,294,479)      (26,122,910)
------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                               6,674,642        17,536,670
                                                                 -------------------------------
 Net increase in net assets resulting from operations               20,747,483        24,445,828

================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                            (5,798,494)      (12,490,131)
 Class B                                                            (5,737,841)      (14,069,900)
 Class C                                                            (1,454,587)       (3,315,800)
------------------------------------------------------------------------------------------------
 Return of capital distribution:
 Class A                                                            (4,694,873)               --
 Class B                                                            (4,486,212)               --
 Class C                                                            (1,251,966)               --

================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                16,710         7,013,720
 Class B                                                           (19,365,519)        1,272,305
 Class C                                                            (1,436,387)        2,430,203

================================================================================================
 NET ASSETS
------------------------------------------------------------------------------------------------
 Total increase (decrease)                                         (23,461,686)        5,286,225
------------------------------------------------------------------------------------------------
 Beginning of period                                               250,324,291       245,038,066
                                                                 -------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $(565,330) and $744,959, respectively]      $226,862,605      $250,324,291
                                                                 ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     24 OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

 CLASS A    YEAR ENDED SEPTEMBER 30,                   2000         1999        1998            1997           1996
===================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $   4.23     $   4.32    $   5.51        $   5.49        $  5.10
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .45          .58         .56             .52            .52
 Net realized and unrealized gain (loss)               (.08)        (.14)      (1.20)            .08            .40
                                                   ----------------------------------------------------------------
 Total income (loss) from
 investment operations                                  .37          .44        (.64)            .60            .92
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.21)        (.53)       (.53)           (.53)          (.53)
 Return of capital distribution                        (.20)          --          --              --             --
 Distributions from net realized gain                    --           --        (.02)           (.05)            --
                                                   ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.41)        (.53)       (.55)           (.58)          (.53)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $   4.19     $   4.23    $   4.32        $   5.51        $  5.49
                                                   ================================================================

===================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   8.93%       10.58%     (12.50)%         11.33%         18.82%
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $100,928     $102,236    $ 97,404        $114,847        $52,128
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $110,968     $101,948    $108,264        $ 89,112        $19,817
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                10.23%       13.47%      11.09%           9.24%          9.60%
 Expenses                                              1.31%        1.26%       1.24%(3)        1.28%(3)       1.59%(3)
 Expenses, net of indirect
 and waiver of expenses                                1.29%        1.25%        N/A             N/A           1.49%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                288%         285%        446%            280%           273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     25 OPPENHEIMER INTERNATIONAL BOND FUND

 FINANCIAL HIGHLIGHTS CONTINUED

 CLASS B        YEAR ENDED SEPTEMBER 30,                      2000         1999          1998            1997           1996
============================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $   4.22     $   4.31      $   5.50        $   5.48        $  5.10
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .42          .55           .52             .48            .48
 Net realized and unrealized gain (loss)                      (.09)        (.14)        (1.20)            .07            .39
                                                          ------------------------------------------------------------------
 Total income (loss) from
 investment operations                                         .33          .41          (.68)            .55            .87
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.20)        (.50)         (.49)           (.48)          (.49)
 Return of capital distribution                               (.18)          --            --              --             --
 Distributions from net realized gain                           --           --          (.02)           (.05)            --
                                                          ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                              (.38)        (.50)         (.51)           (.53)          (.49)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $4.17     $   4.22      $   4.31        $   5.50        $  5.48
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                          7.94%        9.79%       (13.16)%         10.52%         17.71%
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                 $ 98,272     $118,632      $119,998        $122,874        $45,207
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $115,116     $122,878      $128,789        $ 87,557        $17,891

----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                        9.63%       12.70%        10.33%           8.57%          8.81%
 Expenses                                                     2.05%        2.02%         2.00%(3)        2.04%(3)       2.36%(3)
 Expenses, net of indirect
 and waiver of expenses                                       2.03%        2.01%          N/A             N/A           2.26%

----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       288%         285%          446%            280%           273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     26 OPPENHEIMER INTERNATIONAL BOND FUND

 CLASS C        YEAR ENDED SEPTEMBER 30,                      2000        1999        1998          1997          1996
======================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $  4.22     $  4.31     $  5.50       $  5.48       $  5.09
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .41         .55         .52           .48           .48
 Net realized and unrealized gain (loss)                      (.08)       (.14)      (1.20)          .07           .39
                                                           -----------------------------------------------------------
 Total income (loss) from
 investment operations                                         .33         .41        (.68)          .55           .87
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.19)       (.50)       (.49)         (.48)         (.48)
 Return of capital distribution                               (.19)         --          --            --            --
 Distributions from net realized gain                           --          --        (.02)         (.05)           --
                                                           -----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                              (.38)       (.50)       (.51)         (.53)         (.48)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $4.17       $4.22     $  4.31       $  5.50       $  5.48
                                                           ===========================================================

======================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                          7.95%       9.80%     (13.16)%       10.52%        17.92%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $27,663     $29,456     $27,636       $28,684       $10,282
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $30,710     $28,918     $29,336       $19,883       $ 4,039
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                        9.55%      12.76%      10.33%         8.62%         8.76%
 Expenses                                                     2.05%       2.02%       2.00%(3)      2.04%(3)      2.36%(3)
 Expenses, net of indirect
 and waiver of expenses                                       2.03%       2.01%        N/A           N/A          2.25%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       288%        285%        446%          280%          273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    27 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1.      SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign-currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 2000, the market value of these securities comprised 12.6% of the Fund's net assets and resulted in unrealized losses at September 30, 2000, of $28,715. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to

                     28 OPPENHEIMER INTERNATIONAL BOND FUND
market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $795,117.

        In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2000, securities with an aggregate market value of $1,507,637, representing 0.66% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                     29 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1.      SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes unused capital loss carryovers as follows:

EXPIRING
-------------------------------
2006                $ 3,413,515
2007                 24,055,190
2008                  4,438,059

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $10,433,051, a decrease in undistributed net investment income of $3,253,636, and a decrease in accumulated net realized loss on investments of $13,686,687. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                     30 OPPENHEIMER INTERNATIONAL BOND FUND

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2.      SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED SEPTEMBER 30, 2000      YEAR ENDED SEPTEMBER 30, 1999
                                      SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------
 CLASS A
 Sold                             17,212,754     $ 74,398,275       11,247,933      $ 48,852,991
 Dividends and/or
 distributions reinvested          1,563,403        6,713,788        1,806,309         7,837,034
 Redeemed                        (18,821,217)     (81,095,353)     (11,446,723)      (49,676,305)
                                 ---------------------------------------------------------------
 Net increase (decrease)             (45,060)    $     16,710        1,607,519      $  7,013,720
                                 ===============================================================

------------------------------------------------------------------------------------------------
 CLASS B
 Sold                              6,037,848     $ 25,959,092        7,369,029      $ 32,003,600
 Dividends and/or
 distributions reinvested          1,114,634        4,770,337        1,549,542         6,704,118
 Redeemed                        (11,704,016)     (50,094,948)      (8,655,920)      (37,435,413)
                                 ---------------------------------------------------------------
 Net increase (decrease)          (4,551,534)    $(19,365,519)         262,651      $  1,272,305
                                 ===============================================================

------------------------------------------------------------------------------------------------
 CLASS C
 Sold                              3,016,468     $ 12,968,071        2,727,759      $ 11,829,225
 Dividends and/or
 distributions reinvested            343,343        1,468,887          450,539         1,948,375
 Redeemed                         (3,708,122)     (15,873,345)      (2,613,007)      (11,347,397)
                                 ---------------------------------------------------------------
 Net increase (decrease)            (348,311)    $ (1,436,387)         565,291      $  2,430,203
                                 ===============================================================

================================================================================
3.      PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $651,136,495 and $676,300,522, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $231,514,255 was:

 Gross unrealized appreciation           $  2,930,214
 Gross unrealized depreciation           $(11,212,228)
                                         ------------
 Net unrealized depreciation             $ (8,282,014)
                                         ============

                     31 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4.      FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 2000, was an annualized rate of 0.74%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            AGGREGATE        CLASS A      COMMISSIONS      COMMISSIONS     COMMISSIONS
                            FRONT-END      FRONT-END       ON CLASS A       ON CLASS B      ON CLASS C
                        SALES CHARGES  SALES CHARGES           SHARES           SHARES          SHARES
                           ON CLASS A    RETAINED BY      ADVANCED BY      ADVANCED BY     ADVANCED BY
 YEAR ENDED                    SHARES    DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------
 September 30, 2000          $255,294        $70,759          $32,659          $551,662        $95,774

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                      CLASS B                      CLASS C
                          CONTINGENT DEFERRED          CONTINGENT DEFERRED          CONTINGENT DEFERRED
                                SALES CHARGES                SALES CHARGES                SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
 ----------------------------------------------------------------------------------------------
 September 30, 2000                       $--                     $482,771                      $18,769

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $277,421 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $14,953 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                     32 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                                 DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                     AGGREGATE      UNREIMBURSED
                                                                  UNREIMBURSED     EXPENSES AS %
                              TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                  UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
------------------------------------------------------------------------------------------------
 Class B Plan                     $1,152,536         $919,820       $5,139,502              5.23%
 Class C Plan                        307,355           82,214          701,203              2.53

================================================================================
5.      FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

                     33 OPPENHEIMER INTERNATIONAL BOND FUND